77Q1(e) - Seventh Amendment to Amended & Restated Investment Advisory Agreement between Trust & Virtus Investment Advisers, Inc., filed via EDGAR with Post-effective Amendment to Registration Statement for open-end investment company (file no. 10974522) on July 28, 2010 and incorporated herein by reference.